                                   Morgan Stanley Variable Investment Series - High Yield Portfolio
                                                    Item 77(O) 10F-3 Transactions
                                                   July 1, 2007 - December 31, 2007

 -----------   ------------   --------   ---------   -----------------   -----------   ----

 Security      Purchase/     Size of    Offering          Total          Amount of      % of       % of
 Purchased    Trade Date     Offering   Price of        Amount of         Shares      Offering     Funds      Brokers     Purchased
                                         Shares          Offering        Purchased    Purchased    Total                     From
                                                                          By Fund      By Fund    Assets
-----------   ------------   --------   ---------   -----------------   -----------   -----
                                                                                                              Goldman
Washington                                                                                                     Sachs
  Mutual                                                                                                       & Co.,
Preferred       10/18/07        -        $100.00    $1,000,000,000.00   $300,000.00     0.03%      0.61%      Credit       Goldman
  Fund                                                                                                        Suisse,       Sachs
9.759% due                                                                                                    Lehman
12/31/2049                                                                                                   Brothers,
                                                                                                              Morgan
                                                                                                              Stanley
-----------   ------------   --------   ---------   -----------------   -----------   -----
                                                                                                             Goldman,
                                                                                                              Sachs
                                                                                                              & Co.,
   Texas                                                                                                      Citi,
Competitive                                                                                                   Credit
 Electric       10/24/07        -        $100.00    $3,000,000,000.00    235,000.00     0.00%      0.49%     Suisse,       Goldman
10.250% due                                                                                                  JPMorgan,      Sachs
 11/1/2015                                                                                                    Morgan
                                                                                                             Stanley,
                                                                                                              Lehman
                                                                                                             Brothers
-----------   ------------   --------   ---------   -----------------   -----------   -----
                                                                                                              Lehman
                                                                                                             Brothers,
                                                                                                             Goldman,
                                                                                                              Sachs
                                                                                                              & Co.,
                                                                                                               Bear,
                                                                                                              Stearns
                                                                                                              & Co.,
                                                                                                               Inc,
                                                                                                              Bank of
Freddie Mac     11/29/07        -         $25.00    $6,000,000,000.00      2,025        0.00%      0.11%      America       Lehman
PFD 8.375%                                                                                                  Securities     Brothers
                                                                                                               LLC,
                                                                                                               Citi,
                                                                                                              Credit
                                                                                                              Suisse,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                              Stanley,
                                                                                                                UBS
                                                                                                            Investment
                                                                                                               Bank
-----------   ------------   --------   ---------   -----------------   -----------   -----
                                                                                                             Goldman,
                                                                                                              Sachs
   Texas                                                                                                      & Co.,
Competitive                                                                                                    Citi,
 Electric       11/29/07        -         $95.00    $2,000,000,000.00    195,000.00     0.01%      0.40%      Credit       Goldman
10.250% due                                                                                                   Suisse,       Sachs
 11/1/2015                                                                                                   JPMorgan,
 Series B                                                                                                     Morgan
                                                                                                             Stanley,
                                                                                                              Lehman
                                                                                                             Brothers
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